KINGSWAY FINANCIAL SERVICES INC. INVESTOR UPDATE AUGUST 8, 2017

Forward-Looking Statements This presentation includes ―forward-looking statements‖ within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as ―expects‖, ―believes‖, ―anticipates‖, ―intends‖, ―estimates‖, ―seeks‖ and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect Kingsway management‘s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the section entitled ―Risk Factors‖ in the Company‘s 2016 Annual Report on Form 10-K. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. All dollar amounts set forth in this presentation are in U.S. dollars unless stated otherwise. 2

Kingsway Opening Remarks 3

Value Building Philosophy 4 Kingsway focuses on building long‐term value by compounding capital with investments/acquisitions/financings that offer asymmetric risk/reward potential with a margin of safety supported by private market values using a merchant banking approach We aspire to compound our book value per share by 15 to 20% annually over the long-term by operating Kingsway and its subsidiaries for the benefit of its stakeholders

Utilization of insurance company investment portfolios and available net operating loss tax attributes to compound and leverage investment results Focus on understanding private market values, which better match long-term perspective Consider upside and downside probabilities, with focus on investing when weighted upside potential is multiples of the downside Focus on a 15-30 year perspective when creating/building value, while recognizing short- and near-term realities How We Think About Building Value 5 A Long-term Perspective Compounding Capital Asymmetric Risk/Reward Margin of Safety Private Market Values Compounding capital in the long term with investments/acquisitions/financings that offer asymmetric risk/reward potential with a margin of safety supported by private market values Looking for classic margin of safety as building value is not without its risks

Adjusted Operating (Loss) Income

Segment Operating Income (Loss)

Segment operating income (loss) represents one measure of the pretax profitability of Kingsway's segments and is derived by subtracting direct segment expenses from direct segment revenues. Please refer to the section entitled "Non-U.S. GAAP Financial Measures" in the Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 for a detailed description of this non-U.S. GAAP measure.

Adjusted Operating (Loss) Income

Adjusted operating (loss) income represents another measure used by the Company to assess the profitability of the Company's segments, its passive investment portfolio and its merchant banking activities. Adjusted operating (loss) income is comprised of segment operating income (loss) as well as net investment (loss) income, net realized gains (losses), equity in net (loss) income of investees and merchant banking transaction expenses, net. A reconciliation of segment operating income (loss) and adjusted operating (loss) income to net loss for the three and six months ended June 30, 2017 and 2016 is presented to the right:

(in thousands)	Three months ended June 30,		Six months ended June 30,	
	2017	2016	2017	2016
Segment operating income (loss)	$ 1,140	$ (599)	$ 1,902	$ (994)
Net investment (loss) income	(2,366)	1,072	(1,663)	1,000
Net realized gains (losses)	734	67	1,132	(104)
Equity in net (loss) income of investees	(145)	(874)	2,240	(943)
Merchant banking transactions expenses, net	(199)	(202)	(361)	(266)
Adjusted operating (loss) income	(836)	(536)	3,250	(1,307)
Equity in net loss (income) of investees	145	874	(2,240)	943
Corporate operating expenses and other [(1)]	(2,577)	(1,738)	(4,375)	(3,575)
Amortization of intangible assets	(289)	(307)	(580)	(602)
Contingent consideration benefit	212	657	212	657
Impairment of intangible assets	—	—	(250)	—
Operating loss	(3,345)	(1,050)	(3,983)	(3,884)
Equity in net (loss) income of investees	(145)	(874)	2,240	(943)
Interest expense not allocated to segments	(1,216)	(1,108)	(2,375)	(2,201)
Foreign exchange losses, net	—	(9)	(4)	(10)
(Loss) gain on change in fair value of debt	(2,702)	1,068	(4,591)	3,596
Loss before income tax expense	(7,408)	(1,973)	(8,713)	(3,442)
Income tax expense	(1,251)	(26)	(1,430)	(52)
Loss from continuing operations	(8,659)	(1,999)	(10,143)	(3,494)
Gain on disposal of discontinued operations, net of taxes	1,017	1,124	1,017	1,124
Net loss	$ (7,642)	$ (875)	$ (9,126)	$ (2,370)

(1) Corporate operating expenses and other includes corporate operating expenses and stock-based compensation expense.

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Insurance Underwriting Segment 7

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Why We Like the NSA Business Required Industry Attributes Non-standard Auto Insurance Industry Large Industry  Industry estimates calculate the market at around $36 to $44 billion in annual premium. Growing  Large markets in states with growing populations (Texas, Florida, California, Arizona) driven by demographics and immigration. Fragmented industry with several small players  Industry Concentration is low – no single carrier in this segment writes more than 10% of premiums Larger companies have operational/competitive advantages  Larger consolidated companies have competitive advantages in: Underwriting (data and analytics) Marketing/Brand awareness Claims handling (Technology and expertise) Product Development and Pricing (data, reinsurance, brand, channels, technology) Investable ‗float‘  Insurance company investment portfolios provide financial foundation enabling Kingsway to create a portfolio of attractive risk/reward opportunities 9

Improvement Priorities Presented at 11.30.16 Investor Day 10 Process reorganization and software implementation Claims reorganization Streamline workflows Outsource first notice of loss function Outsource of Subrogation Loss severity reduction Reconfigure sales model (expense reduction) Additional rate taking in a hard market Bad debt reduction Policy fee income

2017 Improvement Priorities ____________________________________________________________________ • Process reorganization and software implementation  Consolidating Multiple Policy and Claims Systems to advanced Cloud Based platform  Bad Debt Reduction • A greater than 35% reduction in bad debt expense YTD  Fee Income • An 8.0% increase in fee income YTD vs prior year • Additional rate action and software implementation will allow further improvements • Claims reorganization  Streamline workflows • Consolidating Multiple Claims Management Systems to advanced Cloud Based platform • Centralization key claims operations to one location • 12.9% reduction in inventory compared to 2016 • Increased production with decrease in salary expense  Outsource first notice of loss function • Integrated First Notice of Loss into new claims system for enhanced efficiencies 11

____________________________________________________________________  Outsource of Subrogation • Reflecting over 13% additional recoveries  Improved Salvage Returns • Average Net Return per vehicle increased by 50.1% YTD vs 2016  Loss severity reduction • A greater focus on payment accuracy and Cycle Time • Increased utilization of Photo Method Of Inspection for material damage losses • Earlier BI recognition and early settlement opportunities driving improved payment accuracy • Additional Rate taking in a hard market  Increases in key markets including CA, FL and TX  Increase in premium per exposure of 9.3% YTD • Reconfigure Sales Model (expense reduction)  Reduced sales cost with reduction of sales staff 12 2017 Improvement Priorities

____________________________________________________________________ • Additional Improvements  Reduced ALAE expenses (AO/DCC) • Photo method of inspection • Legal bill review audit  Greater emphasis on retention of existing customers • Accomplished via improved billing cycle and reduced customer wait times for service increasing customer satisfaction 13 2017 Improvement Priorities

Extended Warranty Segment 14

Why We Like the Warranty Industry Desired Attributes Extended Service Contract Industry Large Industry  The service contract industry is huge and growing in the U.S. A market worth over $40 billion this year Growing  The US Extended Warranty Market has been growing strongly since 2009. VSC sales have grown at a compound annual rate of 13.5% since 2009. (Colonnade Advisors Market Commentary) Fragmented industry with several small players  Industry Concentration is low -- IBISWorld estimates that the top companies in the industry account for 32.5% of industry revenue, with the largest operator, The Warranty Group, accounting for about 16%. Profitable  The VSC administration market is very profitable with a Colonnade Advisors 2015 Market Commentary suggesting industry EBITDA margins of 20%. Larger companies have operational/competitive advantages  Larger consolidated companies have competitive advantages in: Underwriting (data and analytics) Reinsurance relationships (access to A paper) Marketing/Brand awareness Claims handling (Technology and expertise) Product Development and Pricing (data, reinsurance, brand, channels, technology) Regulatory environment  Because they are supported by reimbursement insurance, these companies require less capital to grow than traditional P&C insurance companies 15

Improvement Priorities Presented at 11.30.16 Investor Day 1. Get Trinity to positive Operating Profit by year-end while focusing resources on growing the higher margin ESA (Warranty) component of the business and improving margins on Facilities Management (TNA) 2. Improve IWS Operating Margins and profit by focusing on reduction in operating expenses, growing VSA sales in credit union channel, and investing trust reserves 3. Develop Business Development/M&A process to facilitate consolidation strategy 4. Complete bolt-on or market entering Warranty acquisition by year-end 2017 16

Trinity Warranty Services In 2016 our priorities were to align expenses and improve margins in order to demonstrate earnings power at current sales levels. Having accomplished that, in 2017 we have shifted our focus back to profitably growing the business. YTD Revenues for Trinity through 6.30.17 are an increase of 72.9% over the same period last year. 17 $5,911,020 $6,529,374 $2,507,580 $4,335,171 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 FY 2015 FY 2016 First Half 2016 First Half 2017 Revenues

Trinity Warranty Services An ongoing focus on margin improvement is driving enhanced gross profits. We have placed a strategic focus on allocating resources to growing the higher-margin Extended Service Agreement business while working on improving margins and efficiency in our National Accounts business. 18 28.04% 31.87% 37.99% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% FY 2015 FY 2016 First Half 2017 Gross Operating Margins* * See reconciliation table at the end of this presentation.

Trinity Warranty Services Growing sales at higher margins is allowing us to leverage our fixed cost base for improved profitability. YTD EBITDA of $393k is a positive variance of $733k versus the same period last year. Trailing twelve month EBITDA is $615k through 6.30.17. 19 ($1,339,378) ($117,632) ($339,770) $393,072 -$1,500,000 -$1,000,000 -$500,000 $0 $500,000 FY 2015 FY 2016 First Half 2016 First Half 2017 EBITDA* * See reconciliation table at the end of this presentation.

Intercontinental Warranty Services Earned Service Fee and Commission income is up 10.9% YTD as we continue to earn into contract sales growth that we began to add in 2016. Sales focus is on continued penetration of the Credit Union channel. 20 40,500 41,000 41,500 42,000 42,500 43,000 43,500 44,000 44,500 In-force Contracts $17,054,475 $17,702,833 $8,208,546 $9,099,560 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 FY 2015 FY 2016 First Half 2016 First Half 2017 Earned Service Fee

Intercontinental Warranty Services Growth in earned revenue combined with consistent underwriting results and prudent management of our operating expenses has delivered strong results. YTD EBITDA of $925k represents a positive variance of $512k versus the same period last year.** Investment income, which is not included in this definition of EBITDA, added another $176k of YTD earnings at IWS. 21 $878,072 $1,704,187 $413,406 $924,741 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 FY 2015 FY 2016 First Half 2016 First Half 2017 EBITDA* * See reconciliation table at the end of this presentation. ** Q2 2016 segment operating income has been adjusted to include an addback of $941k related to extraordinary expenses recorded at IWS related to severance and an agreement executed with the former owners of IWS.

Intercontinental Warranty Services In addition to a strong operating profit, IWS provides over $25mm of investment ‘float.’ 22 $20,000,000 $21,000,000 $22,000,000 $23,000,000 $24,000,000 $25,000,000 $26,000,000 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Cash and Investments 2015 2016 2017

Extended Warranty Segment Operating Income (Loss)


Thousands
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$586
($156)
($186)
$685
[VALUE]*
($102)
$558
($185)
$884
($156)
Q1
Q2
Q3
Q4
2017
2016
2015

Segment operating (loss) income is a non-U.S. GAAP measure. Refer to the section entitled "Non-U.S. GAAP Financial Measures" in Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for a detailed description of this non-U.S. GAAP measure. Refer to the Segmented Information footnote in the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, and the Company's Annual Report on Form 10-K for the year ended December 31, 2015, for a reconciliation of segment operating (loss) income to income (loss) from continuing operations before income tax expense for the periods presented above.

* Q2 2016 segment operating income has been adjusted to include an addback of $941k related to extraordinary expenses recorded at IWS related to severance and an agreement executed with the former owners of IWS.

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Extended Warranty Segment IWS and Trinity are now both profitable and growing. YTD segment operating income has improved by $2.2 million as compared to first half of 2016. We are actively seeking additional warranty acquisitions to add to the platform. • Currently under letter of intent to acquire another warranty company 24

Leased Real Estate Segment 25

CMC 26 • Acquired 81% of CMC Industries the sole asset of which is BNSF rail yard in Dayton, TX • Specific attributes of CMC include deferred tax liability and phantom income • Credit tenant NNN lease with approximately $13.3 million in annualized lease payments following execution of $25 million lease amendment earlier this year • Kingsway receives priority cash flow (after debt/principal repayment) for the tax liability incurred by CMC

Future Focus 27

Growth Strategy • Enhance existing operations • Pursue potential bolt-on acquisitions to build out warranty business • Pursue additional triple-net lease real estate acquisitions with similar characteristics to CMC • Develop a strategic approach to leveraging our managerial skills over a larger capital base 28

Key Takeaways • Kingsway provides an opportunity to invest in a diverse pool of insurance assets and insurance- related businesses led by experienced leadership team with a history of success • Through our merchant bank platform, we have the opportunity to capitalize on changing markets through a variety of funding and investing vehicles • Kingsway plans to leverage its relationships and assets to opportunistically seek new sources of revenue and earnings in order to return value to shareholders 29 Compounding Capital Long-Term Pursuing Asymmetric Risk / Reward Opportunities Aligned Management Structure

Contact Us INVESTOR RELATIONS Hassan Baqar Kingsway Financial Services Inc. 1.847.700.8064 hbaqar@kingswayfinancial.com Adam Prior The Equity Group 1.212.836.9606 aprior@equityny.com 30 KINGSWAY FINANCIAL SERVICES INC. INVESTOR CALL AUGUST 8, 2017

Trinity EBITDA Reconciliation to Extended Warranty Segment Operating (Loss) Income

2015	January	February	March	Q1 2015	April	May	June	Q2 2015	YTD 6 Months	July	August	September	Q3 2015	October	November	December	Q4 2015	YTD 2015
Trinity EBITDA (1)	$ (131,690)	$ (146,335)	$ (179,573)	$ (457,598)	$ (117,412)	$ (160,904)	$ (179,188)	$ (457,504)	$ (915,102)	$ (100,901)	$ (126,415)	$ (116,401)	$ (343,716)	$ (31,656)	$ (10,907)	$ (37,997)	$ (80,560)	$ (1,339,378)
Subtract: Trinity interest, depreciation and amortization	$ (588)	$ (1,247)	$ (918)	$ (2,753)	$ (966)	$ (966)	$ (1,292)	$ (3,224)	$ (5,977)	$ (1,292)	$ (1,292)	$ (1,292)	$ (3,876)	$ (1,363)	$ (1,363)	$ (6,180)	$ (8,906)	$ (18,759)
Add: IWS operating income (loss)	$ 52,454	$ 75,720	$ 146,547	$ 274,721	$ 106,379	$ 240,333	$ 12,198	$ 358,910	$ 633,631	$ (62,167)	$ 97,959	$ 126,595	$ 162,386	$ (115,961)	$ 182,261	$ (132,443)	$ (66,143)	$ 729,874
Extended Warranty segment operating (loss) income (2)	$ (79,824)	$ (71,862)	$ (33,944)	$ (185,630)	$ (11,999)	$ 78,463	$ (168,282)	$ (101,818)	$ (287,448)	$ (164,360)	$ (29,748)	$ 8,902	$ (185,206)	$ (148,980)	$ 169,991	$ (176,619)	$ (155,609)	$ (628,262)

2016	January	February	March	Q1 2016	April	May	June	Q2 2016	YTD 6 Months	July	August	September	Q3 2016	October	November	December	Q4 2016	2016 YTD
Trinity EBITDA (1)	$ (97,618)	$ (88,029)	$ (69,878)	$ (255,525)	$ (59,154)	$ (39,556)	$ 14,465	$ (84,245)	$ (339,770)	$ 31,872	$ 38,622	$ 57,011	$ 127,505	$ 67,194	$ 44,180	$ (16,741)	$ 94,633	$ (117,632)
Subtract: Trinity interest, depreciation and amortization	$ (1,363)	$ (1,363)	$ (1,363)	$ (4,089)	$ (1,364)	$ (1,363)	$ (1,364)	$ (4,091)	$ (8,180)	$ (1,264)	$ (1,264)	$ (1,264)	$ (3,792)	$ (1,264)	$ (1,264)	$ (1,264)	$ (3,792)	$ (15,764)
Add: IWS operating income (loss)	$ 189,319	$ (142,398)	$ 56,598	$ 103,519	$ 51,131	$ 107,897	$ (850,246)	$ (691,218)	$ (587,699)	$ (27,111)	$ 240,281	$ 220,941	$ 434,110	$ 139,102	$ 172,899	$ 481,650	$ 793,651	$ 640,062
Extended Warranty segment operating income (loss) (2)	$ 90,338	$ (231,790)	$ (14,643)	$ (156,095)	$ (9,387)	$ 66,978	$ (837,145)	$ (779,554)	$ (935,649)	$ 3,497	$ 277,639	$ 276,688	$ 557,824	$ 205,032	$ 215,815	$ 463,645	$ 884,492	$ 506,667

2017	January	February	March	Q1 2017	April	May	June	Q2 2017	YTD 6 Months
Trinity EBITDA (1)	$ 19,999	$ 42,394	$ 45,582	$ 107,975	$ 63,165	$ 98,725	$ 123,207	$ 285,097	$ 393,072
Subtract: Trinity interest, depreciation and amortization	$ (1,264)	$ (1,315)	$ (1,320)	$ (3,899)	$ (1,280)	$ (1,297)	$ (1,264)	$ (3,841)	$ (7,740)
Add: IWS operating income	$ 61,570	$ 185,549	$ 234,752	$ 481,871	$ 155,256	$ 170,377	$ 78,168	$ 403,801	$ 885,672
Extended Warranty segment operating income (2)	$ 80,305	$ 226,628	$ 279,014	$ 585,947	$ 217,141	$ 267,805	$ 200,111	$ 685,057	$ 1,271,004

(1) EBITDA is a non-U.S. GAAP measure. Management uses EBITDA as a way of gauging how much cash is being generated by or used in the business.

(2) Segment operating (loss) income is a non-U.S. GAAP measure. Refer to the section entitled "Non-U.S. GAAP Financial Measures" in Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 for a detailed description of this non-U.S. GAAP measure. Refer to the Segmented Information footnote in the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017 , and the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and December 31, 2015, for a reconciliation of segment operating (loss) income to income (loss) from continuing operations before income tax expense for the periods presented above.

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Trinity Gross Margin Reconciliation to Extended Warranty Segment Operating (Loss) Income

2015	Jan	Feb	Mar	Q1 2015	Apr	May	Jun	Q2 2015	6 Months
Service fee and commission income	$ 362,174	$ 328,397	$ 315,495	$ 1,006,066	$ 485,011	$ 494,609	$ 571,731	$ 1,551,351	$ 2,557,417
Subtract: Commission expense	$ (19,061)	$ 3,259	$ (14,381)	$ (30,183)	$ (1,539)	$ (11,929)	$ (15,138)	$ (28,606)	$ (58,789)
Subtract: Bad debt expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Subtract: Cost of services sold	$ (222,483)	$ (229,450)	$ (210,939)	$ (662,872)	$ (298,060)	$ (345,111)	$ (414,680)	$ (1,057,851)	$ (1,720,723)
Gross margin (1)	$ 120,630	$ 102,206	$ 90,175	$ 313,011	$ 185,412	$ 137,569	$ 141,913	$ 464,894	$ 777,905
Subtract: General and administrative expenses	$ (252,908)	$ (249,789)	$ (271,029)	$ (773,726)	$ (304,060)	$ (299,833)	$ (322,393)	$ (926,286)	$ (1,700,012)
Add: Other income	$ -	$ 1	$ 363	$ 364	$ 270	$ 394		$ 664	$ 1,028
Trinity operating (loss) income	$ (132,278)	$ (147,582)	$ (180,491)	$ (460,351)	$ (118,378)	$ (161,870)	$ (180,480)	$ (460,728)	$ (921,079)
Add: IWS operating income (loss)	$ 52,454	$ 75,720	$ 146,547	$ 274,721	$ 106,379	$ 240,333	$ 12,198	$ 358,910	$ 633,631
Extended Warranty segment operating (loss) income (2)	$ (79,824)	$ (71,862)	$ (33,944)	$ (185,630)	$ (11,999)	$ 78,463	$ (168,282)	$ (101,818)	$ (287,448)

2015	Jul	Aug	Sep	Q3 2015	Oct	Nov	Dec	Q4 2015	2015 YTD
Service fee and commission income	$ 799,943	$ 537,618	$ 608,840	$ 1,946,401	$ 552,423	$ 448,804	$ 405,975	$ 1,407,202	$ 5,911,020
Subtract: Commission expense	$ (23,720)	$ (14,837)	$ (14,121)	$ (52,678)	$ (17,836)	$ (15,705)	$ (13,765)	$ (47,306)	$ (158,773)
Subtract: Bad debt expense	$ -	$ -	$ (21,578)	$ (21,578)	$ -	$ (475)	$ (29,010)	$ (29,485)	$ (51,063)
Subtract: Cost of services sold	$ (593,883)	$ (391,917)	$ (421,896)	$ (1,407,696)	$ (367,912)	$ (269,133)	$ (278,232)	$ (915,277)	$ (4,043,696)
Gross margin (1)	$ 182,340	$ 130,864	$ 151,245	$ 464,449	$ 166,675	$ 163,491	$ 84,968	$ 415,134	$ 1,657,488
Subtract: General and administrative expenses	$ (284,533)	$ (258,720)	$ (268,938)	$ (812,191)	$ (199,753)	$ (175,761)	$ (129,204)	$ (504,718)	$ (3,016,921)
Add: Other income	$ -	$ 149	$ -	$ 149	$ 59	$ -	$ 60	$ 119	$ 1,296
Trinity operating (loss) income	$ (102,193)	$ (127,707)	$ (117,693)	$ (347,593)	$ (33,019)	$ (12,270)	$ (44,176)	$ (89,465)	$ (1,358,137)
Add: IWS operating income (loss)	$ (62,167)	$ 97,959	$ 126,595	$ 162,387	$ (115,961)	$ 182,261	$ (132,443)	$ (66,143)	$ 729,875
Extended Warranty segment operating (loss) income (2)	$ (164,360)	$ (29,748)	$ 8,902	$ (185,206)	$ (148,980)	$ 169,991	$ (176,619)	$ (155,609)	$ (628,262)

2016	Jan	Feb	Mar	Q1 2016	Apr	May	Jun	Q2 2016	YTD 6 Months
Service fee and commission income	$ 435,588	$ 383,439	$ 406,937	$ 1,225,964	$ 301,762	$ 374,572	$ 605,282	$ 1,281,616	$ 2,507,580
Subtract: Commission expense	$ (15,256)	$ (13,850)	$ (13,262)	$ (42,368)	$ (15,452)	$ (18,022)	$ (19,719)	$ (53,193)	$ (95,561)
Subtract: Bad debt expense	$ (23,948)	$ (2,360)	$ (2,360)	$ (28,668)	$ (2,360)	$ (2,361)	$ (2,360)	$ (7,081)	$ (35,749)
Subtract: Cost of services sold	$ (276,927)	$ (242,674)	$ (253,250)	$ (772,851)	$ (164,655)	$ (207,351)	$ (398,345)	$ (770,351)	$ (1,543,202)
Gross margin (1)	$ 119,457	$ 124,555	$ 138,065	$ 382,077	$ 119,295	$ 146,838	$ 184,858	$ 450,991	$ 833,068
Subtract: General and administrative expenses	$ (218,501)	$ (213,978)	$ (209,364)	$ (641,843)	$ (180,168)	$ (187,757)	$ (172,162)	$ (540,087)	$ (1,181,930)
Add: Other income	$ 63	$ 30	$ 58	$ 151	$ 355	$ -	$ 405	$ 760	$ 911
Trinity operating (loss) income	$ (98,981)	$ (89,393)	$ (71,241)	$ (259,615)	$ (60,518)	$ (40,919)	$ 13,101	$ (88,336)	$ (347,951)
Add: IWS operating income (loss)	$ 189,319	$ (142,398)	$ 56,598	$ 103,519	$ 51,131	$ 107,897	$ (850,246)	$ (691,218)	$ (587,699)
Extended Warranty segment operating income (loss) (2)	$ 90,338	$ (231,790)	$ (14,643)	$ (156,095)	$ (9,387)	$ 66,978	$ (837,145)	$ (779,554)	$ (935,649)

2016	Jul	Aug	Sep	Q3 2016	Oct	Nov	Dec	Q4 2016	2016 YTD
Service fee and commission income	$ 696,097	$ 735,670	$ 634,224	$ 2,065,991	$ 715,458	$ 557,883	$ 682,462	$ 1,955,803	$ 6,529,374
Subtract: Commission expense	$ (18,383)	$ (23,796)	$ (18,580)	$ (60,759)	$ (25,280)	$ (12,717)	$ (22,939)	$ (60,936)	$ (217,256)
Subtract: Bad debt expense	$ (2,360)	$ (2,360)	$ (2,360)	$ (7,080)	$ (2,360)	$ (2,360)	$ 9,485	$ 4,765	$ (38,064)
Subtract: Cost of services sold	$ (458,149)	$ (496,460)	$ (426,545)	$ (1,381,154)	$ (442,377)	$ (322,598)	$ (504,076)	$ (1,269,051)	$ (4,193,407)
Gross margin (1)	$ 217,205	$ 213,054	$ 186,739	$ 616,998	$ 245,441	$ 220,208	$ 164,932	$ 630,581	$ 2,080,647
Subtract: General and administrative expenses	$ (186,599)	$ (195,762)	$ (180,993)	$ (563,354)	$ (184,485)	$ (180,417)	$ (185,969)	$ (550,871)	$ (2,296,155)
Add: Other income	$ -	$ 20,066	$ 50,001	$ 70,067	$ 4,974	$ 3,125	$ 3,032	$ 11,131	$ 82,109
Trinity operating (loss) income	$ 30,606	$ 37,358	$ 55,747	$ 123,711	$ 65,930	$ 42,916	$ (18,005)	$ 90,841	$ (133,399)
Add: IWS operating income (loss)	$ (27,111)	$ 240,281	$ 220,941	$ 434,111	$ 139,102	$ 172,899	$ 481,650	$ 793,651	$ 640,063
Extended Warranty segment operating income (loss) (2)	$ 3,497	$ 277,639	$ 276,688	$ 557,824	$ 205,032	$ 215,815	$ 463,645	$ 884,492	$ 506,667

2017	Jan	Feb	Mar	Q1	Apr	May	Jun	Q2	YTD 6 Months
Service fee and commission income	$ 811,475	$ 565,763	$ 706,644	$ 2,083,882	$ 694,944	$ 684,556	$ 871,789	$ 2,251,289	$ 4,335,171
Subtract: Commission expense	$ (15,396)	$ (13,276)	$ (15,563)	$ (44,235)	$ (16,528)	$ (19,573)	$ (22,617)	$ (58,718)	$ (102,953)
Subtract: Bad debt expense	$ (3,945)	$ 1,692	$ (2,900)	$ (5,153)	$ 1,051	$ 3,510	$ 10,707	$ 15,268	$ 10,115
Subtract: Cost of services sold	$ (527,721)	$ (333,736)	$ (442,536)	$ (1,303,993)	$ (415,871)	$ (363,335)	$ (512,007)	$ (1,291,213)	$ (2,595,206)
Gross margin (1)	$ 264,413	$ 220,443	$ 245,645	$ 730,501	$ 263,596	$ 305,158	$ 347,872	$ 916,626	$ 1,647,127
Subtract: General and administrative expenses	$ (253,543)	$ (217,916)	$ (208,128)	$ (679,587)	$ (208,457)	$ (211,776)	$ (229,693)	$ (649,926)	$ (1,329,513)
Add: Other income	$ 7,865	$ 38,552	$ 6,745	$ 53,162	$ 6,746	$ 4,046	$ 3,764	$ 14,556	$ 67,718
Trinity operating income	$ 18,735	$ 41,079	$ 44,262	$ 104,076	$ 61,885	$ 97,428	$ 121,943	$ 281,256	$ 385,332
Add: IWS operating income	$ 61,570	$ 185,549	$ 234,752	$ 481,871	$ 155,256	$ 170,377	$ 78,168	$ 403,801	$ 885,672
Extended Warranty segment operating income (2)	$ 80,305	$ 226,628	$ 279,014	$ 585,947	$ 217,141	$ 267,805	$ 200,111	$ 685,057	$ 1,271,004

YTD Gross Margin Ratio	
2015	28.04%
2016	31.87%
2017	37.99%

(1) Gross margin is a non-U.S. GAAP measure. Management uses gross margin as a way of gauging the contribution service fee and commission income makes to operating income (loss) net of the direct, variable expenses incurred to produce service fee and commission income.

(2) Segment operating (loss) income is a non-U.S. GAAP measure. Refer to the section entitled "Non-U.S. GAAP Financial Measures" in Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 for a detailed description of this non-U.S. GAAP measure. Refer to the Segmented Information footnote in the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, and the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and December 31, 2015, for a reconciliation of segment operating (loss) income to income (loss) from continuing operations before income tax expense for the periods presented above.

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IWS EBITDA Reconciliation to Extended Warranty Segment Operating (Loss) Income

2015	January	February	March	Q1 2015	April	May	June	Q2 2015	YTD 6 Months
IWS EBITDA (1)	$ 63,916	$ 87,182	$ 158,009	$ 309,107	$ 117,360	$ 252,266	$ 25,344	$ 394,970	$ 704,077
Subtract: IWS interest, depreciation and amortization	$ (11,462)	$ (11,462)	$ (11,462)	$ (34,386)	$ (10,981)	$ (11,933)	$ (13,146)	$ (36,060)	$ (70,446)
Add: TWS operating (loss)	$ (132,278)	$ (147,582)	$ (180,491)	$ (460,351)	$ (118,378)	$ (161,870)	$ (180,480)	$ (460,728)	$ (921,079)
Extended Warranty segment operating (loss) income (2)	$ (79,824)	$ (71,862)	$ (33,944)	$ (185,630)	$ (11,999)	$ 78,463	$ (168,282)	$ (101,818)	$ (287,448)

2015	July	August	September	Q3 2015	October	November	December	Q4 2015	2015 YTD
IWS EBITDA (1)	$ (49,020)	$ 110,010	$ 140,241	$ 201,231	$ (103,062)	$ 195,265	$ (119,439)	$ (27,236)	$ 878,072
Subtract: IWS interest, depreciation and amortization	$ (13,147)	$ (12,051)	$ (13,646)	$ (38,844)	$ (12,899)	$ (13,004)	$ (13,004)	$ (38,907)	$ (148,197)
Add: TWS operating (loss)	$ (102,193)	$ (127,707)	$ (117,693)	$ (347,593)	$ (33,019)	$ (12,270)	$ (44,176)	$ (89,465)	$ (1,358,137)
Extended Warranty segment operating (loss) income (2)	$ (164,360)	$ (29,748)	$ 8,902	$ (185,206)	$ (148,980)	$ 169,991	$ (176,619)	$ (155,609)	$ (628,262)

2016	January	February	March	Q1 2016	April	May	June	Q2 2016	YTD 6 Months
IWS EBITDA (1)	$ 197,518	$ (131,747)	$ 67,122	$ 132,893	$ 61,654	$ 118,296	$ 100,563	$ 280,513	$ 413,406
Subtract: IWS interest, depreciation and amortization	$ (8,199)	$ (10,651)	$ (10,523)	$ (29,373)	$ (10,523)	$ (10,399)	$ (950,820)	$ (971,742)	$ (1,001,115)
Add: TWS operating (loss) income	$ (98,981)	$ (89,392)	$ (71,241)	$ (259,614)	$ (60,518)	$ (40,919)	$ 13,111	$ (88,326)	$ (347,940)
Extended Warranty segment operating income (loss) (2)	$ 90,338	$ (231,790)	$ (14,643)	$ (156,095)	$ (9,387)	$ 66,978	$ (837,145)	$ (779,554)	$ (935,649)

2016	July	August	September	Q3 2016	October	November	December	Q4 2016	2016 YTD
IWS EBITDA (1)	$ (16,656)	$ 250,871	$ 231,530	$ 465,745	$ 149,574	$ 183,441	$ 492,021	$ 825,036	$ 1,704,187
Subtract: IWS interest, depreciation and amortization	$ (10,455)	$ (10,590)	$ (10,590)	$ (31,635)	$ (10,472)	$ (10,542)	$ (10,371)	$ (31,385)	$ (1,064,135)
Add: TWS operating (loss) income	$ 30,608	$ 37,358	$ 55,747	$ 123,713	$ 65,930	$ 42,916	$ (18,005)	$ 90,841	$ (133,386)
Extended Warranty segment operating income (loss) (2)	$ 3,497	$ 277,639	$ 276,688	$ 557,824	$ 205,032	$ 215,815	$ 463,645	$ 884,492	$ 506,667

2017	January	February	March	Q1 2017	April	May	June	Q2 2017	YTD 6 Months
IWS EBITDA (1)	$ 71,347	$ 195,078	$ 236,799	$ 503,224	$ 160,966	$ 176,087	$ 84,464	$ 421,517	$ 924,741
Subtract: IWS interest, depreciation and amortization	$ (9,777)	$ (9,529)	$ (2,047)	$ (21,353)	$ (5,710)	$ (5,710)	$ (6,296)	$ (17,716)	$ (39,069)
Add: TWS operating income	$ 18,735	$ 41,079	$ 44,262	$ 104,076	$ 61,885	$ 97,428	$ 121,943	$ 281,256	$ 385,332
Extended Warranty segment operating income (2)	$ 80,305	$ 226,628	$ 279,014	$ 585,947	$ 217,141	$ 267,805	$ 200,111	$ 685,057	$ 1,271,004

(1) EBITDA is a non-U.S. GAAP measure. Management uses EBITDA as a way of gauging how much cash is being generated by or used in the business.

(2) Segment operating (loss) income is a non-U.S. GAAP measure. Refer to the section entitled "Non-U.S. GAAP Financial Measures" in Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 for a detailed description of this non-U.S. GAAP measure. Refer to the Segmented Information footnote in the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017 , and the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and December 31, 2015, for a reconciliation of segment operating (loss) income to income (loss) from continuing operations before income tax expense for the periods presented above.

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